EXHIBIT 10.8

HERITAGE PLAZA

OFFICE LEASE

OFFICE LEASE

ARTICLE 1

PARTIES

1.1 This Lease, made this 16 day of April, 2004 between, AGUA CALIENTE DEVELOPMENT AUTHORITY, Lessor, and CANYON NATIONAL BANK, Lessee.

ARTICLE 2

LEASED PREMISES

2.1 Lessor does hereby lease to Lessee, and Lessee does hereby lease from Lessor Unit B 101-4, consisting of 3,840 rentable square feet and more particularly set out in EXHIBIT “2.1” attached hereto, in that certain project known as HERITAGE PLAZA and located at 901 East Tahquitz Canyon Way, Palm Springs, California, hereinafter called “Premises.”

ARTICLE 3

USE

3.1 The Premises are to be used for the operation of banking, and for no other purpose without the prior written consent of Lessor, which shall not be unreasonably withheld.

ARTICLE 4

COVENANTS

4.1 It is mutually agreed that the letting hereunder is upon and subject to the following terms, covenants and conditions, and Lessee covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by him to be kept or performed, and that this Lease is made upon the condition of such performance.

ARTICLE 5

TERM

5.1 Term of Lease. The term of this Lease shall be for five years, and shall commence on the 1st day of August 2004, and shall terminate on the 31st day of July 2009. The delivery of possession is subject to and contingent upon the surrender of the Premises by the existing occupant, if any.

5.2 Option to Extend. Provided Lessee is not in default hereunder, Lessee shall have the option to extend the term of this Lease for 5 years commencing on the expiration of the full term specified herein. The rent shall be subject to a 3% yearly increase for each option period. Lessee shall exercise said option by giving Lessor written notice of Lessee’s desire to do so at least six (6) months prior to the expiration of the prime term specified herein.

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5.3 Additional Option to Extend. Lessee shall have the option to extend the lease for two additional 5 year terms.

ARTICLE 6

RENT, LATE CHARGE AND INTEREST

6.1 Rent. Rent shall be paid to Lessor in lawful money of the United States of America to Lessor at such place as Lessor may designate, free from all claims, demands or setoffs against Lessor of any kind or character whatsoever, as follows:

	Period	Rent
Year 1	08-01-04 to 07-31-05	$6,415.00 monthly
Year 2	08-01-05 to 07-31-06	6,607.0 “
Year 3	08-01-06 to 07-31-07	6,806.00 “
Year 4	08-01-07 to 07-31-08	7,010.00 “
Year 5	08-01-08 to 07-31-09	7,220.00 “

6.2 Late Charge. In the event that Lessor receives any rent installment later than the 15th day of the month, Lessee shall be liable for an additional amount, assessed as a later charge, equal to five percent (5%) of such rent installment period.

6.2 Interest on Delinquent Amounts. In addition to the late charge described above, in the event any monthly rental installment is received by Lessor later than the 30th day of the month, Lessee shall be liable to Lessor for interest on such monthly rental installment at ten percent (10%) per annum.

ARTICLE 7

HOLDING OVER

7.1 If Lessee holds possession of the Premises after the term of this Lease with Lessor’s prior written consent (which may be unreasonably withheld), Lessee shall become a tenant from month to month upon the terms and conditions herein specified, so far as applicable, at a monthly rental equal to one hundred fifty percent (150%) of the current monthly rental, in lawful money, and shall continue on a month-to-month basis until sixty (60) days after Lessee shall have given to Lessor, or Lessor shall have given to Lessee, a written notice of intention to terminate such monthly tenancy.

ARTICLE 8

USES PROHIBITED

8.1 The premises shall not be used except for the purposes specified in Article 3 hereof. Lessee shall not do or permit anything to be done in or about the premises, nor bring nor keep anything therein which will in any way affect fire or other insurance upon the building, or any of its contents, or which shall in any way conflict with any law, ordinance, rule or regulation affecting the occupancy

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and use of the premises, which are or may hereafter be enacted or promulgated by any public authority, or in any way obstruct or interfere with the rights of other tenants of the building, or injure or annoy them, nor use, nor allow the premises to be used, for any improper, immoral, unlawful or objectionable purpose, or for any kind of eating house, or for sleeping purposes, or for washing clothes, or cooking therein.

ARTICLE 9

SECURITY DEPOSIT

9.1 Lessee currently has on deposit with Lessor the sum of Three Thousand Two Hundred Dollars and 00/100 ($3,200.00). Said sum shall be held by Lessor as security for the faithful performance by Lessee of all terms, covenants, and conditions of this Lease to be kept and performed by Lessee. Upon each notification of increase of Base Rent under this Lease or any renewals or extensions hereof, Lessee may be asked to increase its security deposit so that the dollar amount of said security deposit is equal to or more than Base Rent. If Lessee defaults in the payment, performance or observance of any of its obligations under this Lease (including, but not limited to rent payment obligations hereunder), Lessor may (but shall not be required to) use, apply or retain all or any portion of the security deposit for the payment of any rent or sum in default, or for the payment of any amount which Lessor may spend or become obligated to spend by reason of Lessees’ default. If any portion of the security deposit is so used or applied, Lessee shall, within five (5) days after written demand therefore, deposit cash with Lessee in an amount sufficient to restore the security deposit to its original amount, and Lessee’s failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep the security deposit separate from its general funds and Lessee shall not be entitled to interest on said deposit. If Lessee shall fully and faithfully perform each of its obligations under this Lease, the security deposit or any balance thereof shall be returned to Lessee (or, at Lessor’s option, to the last assignee of Lessee’s interest hereunder) at the expiration of the Term of this Lease (or any renewal term which Lessor has agreed to in writing). In the event of the termination of Lessor’s interest in this Lease, Lessor shall transfer the security deposit to Lessor’s successor in interest, and Lessor shall thereafter have no further liability to Lessee with respect thereto.

ARTICLE 10

UTILITIES AND MAINTENANCE

10.1 Premises. Lessee shall pay any and all charges and costs for all gas, heat, light, power, telephone service, janitorial services and any and all other utilities serving the Premises.

10.2 Common Area. Utilities and other expenses necessary to maintain and service the common area, including but not limited to outside yard lighting, landscaping maintenance and water shall be paid by Lessor.

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ARTICLE 11

ASSIGNMENT AND SUBLETTING

11.1 Landlord’s Consent. Lessee will not assign, mortgage or hypothecate this Lease or any interest therein, or permit the use of the premises by any person or persons other than Lessee, or sublet the Premises, or any part thereof, without the written consent of Lessor. Consent to any such assignment or subletting shall not operate as a waiver of the necessity for consent to any subsequent mortgage, hypothecation, assignment or subletting, and the terms of such consent shall be binding upon any person holding by, under or through Lessee. The Lessor will not unreasonably withhold its consent to an assignment or subletting. Lessor shall be entitled to request and review financial information of the proposed assignee or sub lessee.

11.2 Condition to Consent. As a condition to its consent, Lessor may require Lessee to pay all expenses in connection with the assignment, including reasonable attorney’s fees, and Lessor may require Lessee’s assignee to assume in writing the obligations of Tenant under this Lease.

ARTICLE 12

MAINTENANCE, REPAIRS AND ALTERATIONS

12.1 Lessor Improvements. Prior to Lessee taking possession of the Premises, Lessor shall perform the following improvements: to be determined

12.2 Maintenance and Repairs by Lessee. Lessee agrees during the term hereof to keep and maintain the Premises and every part thereof in first class condition and repair, including, without limiting the foregoing, all fixtures, interior walls, telephone lines servicing Lessee’s premises, floors, ceilings, sides, all interior building appliances and similar equipment, windows, doors, plate glass, electrical, plumbing and air conditioning equipment. Lessor will pay any repairs to air conditioning equipment required prior to November 1, 2004. The provisions of Section 1932, Subsection 4 of Section 1933, and Sections 1941 and 1942 of the Civil Code of California shall not be applicable to this Lease and Lessee hereby waives the benefits of said provisions.

12.3 Consent of Lessor to Alterations. Lessee shall make no installations, additions, or improvements in or to the Premises, except as otherwise authorized in this Lease, or structural alterations or changes either to the interior or exterior of the building on the Premises, or in the bearing walls, supports, beams, or foundations, without the written consent of the Lessor, which shall not be unreasonably withheld.

12.4 Lessee to Pay Alteration Cost. All installations, additions, or improvements, and alterations and changes made with the consent of the Lessor after Lessee occupies the Premises shall be made at the sole cost and expense of Lessee.

12.5 Alterations Required by Law. If, during the term of this Lease, any additions, alterations, or improvements in or to the Premises, as distinguished from repairs, are required by governmental regulations because of the use to which the Premises are put by Lessee and not by reason of the character or structure of the building, they shall be made and paid for by Lessee.

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12.6 Surrender or Removal of Improvements. All alterations, additions, or improvements which are made in or to the Premises shall be delivered up and surrendered to Lessor upon the termination of this Lease, unless prior to such termination Lessor gives Lessee written notice to remove some or all thereof, in which case Lessee shall cause the items so designated to be removed and the Premises to be restored to their condition at the commencement of Lessee’s business, normal wear and tear excepted, all at the expense of Lessee.

12.7 Mechanic’s Liens. Lessee agrees to pay promptly for all labor done or materials furnished for any work of repair, maintenance, improvements, alterations, or additions done by Lessee in connection with the Premises, and to keep and to hold the Premises free, clear, and harmless of and from all liens that could arise by reason of any such work. If any such lien shall at any time be filed against the Premises, Lessee shall either cause the same to be discharged of record within twenty (20) days after the date of filing the same, or if Lessee in its discretion and in good faith, determines that such lien should be contested, Lessee shall furnish such security as may be necessary or required to prevent any foreclosure proceedings against the Premises during the pendency of such contest. If Lessee shall fail to discharge such lien within such period or fail to furnish such security, then, in addition to any other right or remedy, Lessor may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or by giving security or in such other manner as is or may be prescribed by law. Lessee shall repay to Lessor on demand all sums disbursed or deposited by Lessor pursuant to the foregoing provisions hereof, including Lessor’s costs, expenses, and reasonable attorneys’ fees incurred by Lessor in connection therewith. Nothing contained herein shall imply any consent or agreement on the part of the Lessor to subject Lessor’s interest in the property, of which the Premises are a part of, to liability under any mechanic’s lien law.

12.8 Notice of Non-Responsibility. Lessor shall at all times have the right to post and to keep posted on the demised premises such notices provided for under the laws of the State of California for the protection of the Premises from Mechanic’s Liens or liens of a similar nature.

ARTICLE 13

DESTRUCTION OF PREMISES FROM FIRE OR ACT OF GOD

13.1 Hold Harmless. Lessee and Lessor shall hold each other harmless from all damages to the Premises arising from fire or other casualty occasioned by the act, negligence or fault of or omission of the other party, its agents, servants or employees or invitees.

13.2 Total Destruction. Without limiting the generality of the foregoing, if the premises or the building wherein the same are situated shall be destroyed by fire or other cause, or be so damaged thereby that they are untenantable and cannot be rendered tenantable within ninety (90) days from the date of such destruction or damage, this Lease may be terminated by Lessor or Lessee by written notice.

13.3 Partial Destruction. In case the damages or destruction be not such as to permit a termination of the Lease as above provided, then a proportionate reduction shall be made in the rent herein reserved corresponding to the time during which and to the portion of the Premises of which Lessee shall be deprived of possession.

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ARTICLE 14

ENTRY AND INSPECTION

14.1 Lessee will permit Lessor and Lessor’s agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same, or for the purpose of protecting Lessor’s reversions, or to make alterations or additions to the Premises or to any other portion of the building in which the Premises are situated, or for maintaining any service provided by Lessor to Lessee hereunder, if any, without any rebate of rent to Lessee for any loss of occupancy or quiet enjoyment of the Premises, or damage, injury or inconvenience thereby occasioned, and will permit Lessor at any time within ninety (90) days prior to the expiration of this Lease to bring upon the Premises, for purposes of inspection or display, prospective tenants thereof.

ARTICLE 15

HOLD HARMLESS AND LIABILITY INSURANCE

15.1 Non-Liability of Lessor. Lessor shall not be liable to Lessee for any injury or damage that may result to any person or property by or from any cause whatsoever, and without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement or other portion of the Premises, or caused by gas, fire, oil, electricity, or any cause whatsoever, in, on or about the Premises or any part thereof.

15.2 Hold Harmless. Lessee agrees to hold Lessor harmless from and defend Lessor against any and all claims or liability for any injury or damage to any person or property whatsoever (a) occurring in, on or about the Premises or any part thereof, and (b) occurring in, on or about any facilities, the use of which Lessee may have in common with other tenants of the building, when such injury or damage shall be caused in part or in whole by the act, negligence or fault of, or omission of any duty with respect to the same by, Lessee, Lessee’s agents, servants, employees or invitees.

15.3 Liability Insurance. Lessee agrees at its expense to take out and keep in force during the term of this Lease public liability insurance to protect against any liability to the public incident to the use of or resulting from an accident occurring in or about the premises, the liability under such insurance to be not less than $500,000.00 for any one person injured or $1,000,000.00 for any one accident and $250,000/$500,000 for property damage. These policies shall insure the contingent liability of the Lessor. Lessee shall supply to Lessor a certificate issued by the insurance company as evidence that such insurance is in force and that Lessor has been named as an additional insured. Lessee shall also obtain a written obligation on the part of the insurance carriers to notify the Lessor in writing ten (10) days prior to any cancellation of such insurance. If Lessee fails to maintain such insurance, Lessor may acquire the necessary insurance and any premium cost shall be deemed additional rent due thirty (30) days after written notice to Lessee.

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ARTICLE 16

COMMON AREA

16.1 The Lessor is to maintain the common area and furnish it with a reasonable amount of water and electricity suitable for the intended use of the common area. Lessor, however, shall not be liable for failure to furnish any of the foregoing when such failure is caused by accidents or conditions beyond the control of Lessor, or by repairs, labor disturbances or labor disputes, of any character, whether resulting from or caused by acts of Lessor or otherwise; nor shall Lessor be liable under any circumstances for loss or injury to property, however, occurring, through or in connection with or incidental to the furnishing of any of the foregoing, nor shall any such failure relieve Lessee from the duty to pay the full amount of rent herein reserved, or constitute or be construed as a constructive or other eviction of Lessee.

~~ARTICLE 17~~

~~OPERATING EXPENSES OF THE COMMON AREA~~

~~17.1 Pro-ration of Expenses. All expenses incurred by Lessor for maintenance and servicing of the common area, including but not limited to water, electricity, gardening, real property taxes, and such fire insurance as Lessor deems advisable, shall be borne pro rata by Lessee based upon the percentage that the square footage of Lessee’s premises bears to the total rentable square footage in HERITAGE PLAZA. The Lessee’s percentage for said items shall be                      percent (    %).~~

~~17.2 Common Area Expenses Reserve~~. ~~Commencing                                          , Lessee shall pay Lessor $                      for each month to cover the Lessee’s pro rata portion of the operating expenses for the common area and payment of real property taxes. Failure to make the payment as provided herein shall constitute default under the Lease and shall be subject to the provisions of Article 19.~~

ARTICLE 18

TAXES

18.1 Real Property Taxes. All real property taxes, municipal, county and state and improvement liens or betterment assessments levied or assessed against the Premises shall be paid by the Lessor.

18.2 Personal Property Taxes. Lessee shall pay before delinquency all personal property taxes assessed against personal property of Lessee in or about the Premises at any time during the term hereof.

ARTICLE 19

NOTICES

19.1 All notices to be given between the parties hereto shall be sufficient if in writing and served personally or by depositing the same in the United States mail, postage prepaid, and, in the case of Lessee, addressed to Lessee at the Premises (whether or not

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Lessee has departed from, abandoned or vacated the Premises) and, in the case of Lessor, at the address at which rental payments are to be made as provided in Paragraph 6.1 hereof. Any such notice shall, if mailed, be deemed effective on the day following the date of mailing.

ARTICLE 20

DEFAULT AND REMEDIES

20.1 Termination.

(a) Termination for Lessee’s Insolvency or Dissolution. This Lease shall be deemed repudiated and breached by Lessee if, during the term of this Lease:

(i) A petition to have Lessee adjudicated a bankrupt or a petition for reorganization or arrangement under any of the laws of the United States relating to bankruptcy is filed by Lessee, or is filed against Lessee, and if the trustee appointed by the Bankruptcy Court fails to ratify and accept this Lease within the applicable time set forth under Federal Bankruptcy Law.

(ii) The assets of Lessee of the business conducted by Lessee on the Premises are assumed by any trustee or other person pursuant to any judicial proceedings;

(iii) Lessee makes an assignment for the benefit of creditors; or

(iv) Any corporate Lessee or assignee or successor in interest of Lessee commences proceedings for winding up.

(b) Lessor’s Right of Termination. Re-entry, Damages. Lessee expressly agrees that Lessor may, at its election, terminate this Lease in the event of the occurrence of any of the contingencies hereinabove described by giving not less than three (3) days written notice to Lessee, and, when so terminated, Lessor may re-enter the Premises, and the leasehold interest created by this Lease shall not be treated as an asset of Lessee’s estate. It is further expressly understood and agreed that Lessor shall be entitled upon such re-entry, notwithstanding any other provisions of this Lease, to exercise such rights and remedies and to recover from Lessee as damages for loss of the bargain resulting from such breach, and not as a penalty, such amounts as are specified in Section 19.3.

20.2 Default. Lessor may, at its option and without limiting Lessor in the exercise of any other right or remedy it may have on account of a default or breach by Lessee, exercise the rights and remedies specified in Section 19.3 if:

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(a) Rent Default. Lessee defaults in the payment of any money agreed to be paid by Lessee to Lessor for rent or charges to be paid for taxes and utilities or for any other purpose under this Lease, and if such default continues for three (3) days after written notice to Lessee by Lessor.

(b) Abandonment. Lessee abandons the Premises for a period of thirty (30) days.

(c) Other Default. Lessee defaults in the performance of any other of its agreements, conditions, or covenants under this Lease and such default continues for thirty (30) days, plus such period of delay as Lessee may encounter in the performance of its agreements by reason of matters beyond the control of Lessee.

20.3 Remedies. On any breach, default, or abandonment, Lessor may exercise any of the following rights after the periods of time stated in Section 19.2 or Section 19.1.

(a) Continuation of Lease After Breach. Even though Lessee has breached this Lease and abandoned the property, this Lease continues in effect for so long as Lessor does not terminate Lessee’s right to possession; and Lessor may enforce all his rights and remedies under this Lease, including the right to recover the rent as it becomes due under this Lease. For the purposes of this section, the following do not constitute a termination of Lessee’s right to possession:

(i) Acts of maintenance or preservation of efforts to relet the property.

(ii) The appointment of a receiver on initiative of Lessor to protect his interest in this Lease.

Lessee may, at its option, transfer its interest hereunder in the following manner so long as Lessor has not terminated Lessee’s right to possession; sublet the property, assign its interest in the Lease, or both, with the consent of Lessor which consent shall not be withheld unreasonably.

(b) Termination of Lease. Lessor may terminate this Lease, and recover from Lessee all damages permitted by Civil Code Section 1951.2 including the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss for the same period that the Tenant proves could be reasonably avoided, and in the event of such a termination said Section 1951.2 shall govern with respect to the rights, duties and liabilities of Lessor and Lessee.

20.4 No Waiver of Default. Lessor’s failure to take advantage of any default or breach of covenant on the part of Lessee shall not be, or be construed as a waiver thereof, nor shall any custom or practice which may grow up between the parties in the course of administering this instrument be construed to waive or to lessen the right of Lessor to insist upon the performance by Lessee of any term, covenant, or condition hereof, or to exercise any rights given him on account of any such default.

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20.5 Lessor’s Right to Cure Default. If Lessee shall be in default in the performance of any covenant on its part to be performed under this Lease, then, after notice and without waiving or releasing Lessee from the performance thereof, Lessor may, but shall not be obligated so to do, perform any such covenant, and, in exercising any such right, pay necessary and incidental costs and expenses in connection therewith. All sums so paid by Lessor, together with interest thereon at the rate of ten percent (10%) per annum, shall be deemed additional rent and shall be payable to Lessor on the next rent-paying day.

ARTICLE 21

REMOVAL OF PROPERTY

21.1 Lessee shall not vacate or abandon the premises at any time during the term. Lessee hereby irrevocably appoints Lessor as agent and attorney in fact of Lessee to enter upon the premises, in the event of default by Lessee in the payment of any rent herein reserved, or in the performance of any term, covenant or condition herein contained to be kept or performed by Lessee, and to remove any and all furniture and personal property whatsoever situated upon the premises, and to place such property in storage for the account of and at the expense of Lessee. In the event that Lessee shall not pay the cost of storing any such property after the property has been stored for a period of thirty (30) days or more, Lessor may sell any or all of such property, at public or private sale, in such manner and at such times and places as Lessor in its sole discretion may deem proper, without notice to Lessee or any demand upon Lessee for the payment of any part of such charges or the removal of any of such property, and shall apply the proceeds of such sale, first, to the cost and expenses of such sale, including reasonable attorneys’ fees actually incurred; second, to the payment of the costs of or charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Lessor from Lessee under any of the terms thereof; and fourth, the balance, if any, to Lessee.

ARTICLE 22

WAIVER OF DAMAGES

22.1 With respect to Articles 19 and 20, Lessee hereby waives all claims for damages that may be caused by Lessor’s re-entering and taking possession of the premises or removing and storing furniture and property, as herein provided, and will save Lessor harmless from loss, costs or damages occasioned Lessor thereby, and no such re-entry shall be considered or construed to be a forcible entry as the same is defined in the Code of Civil Procedure of the State of California.

ARTICLE 23

ATTORNEYS’ FEES AND COSTS

23.1 In case Lessor should bring suit to recover any rent due hereunder, or if either party should bring any action for any relief, declaratory or otherwise, arising out of this Lease, the prevailing party shall be entitled to receive reasonable attorneys’ fees, to be taxed by the court as part of the costs of such action.

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ARTICLE 24

TERMS DEFINED

24.1 the words “Lessor” and “Lessee” as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one Lessee, the obligations hereunder imposed upon Lessee shall be joint and several.

ARTICLE 25

HEIRS

25.1 Subject to the provisions hereof relating to assignment and subletting, this Lease is intended to and does bind the heirs, executors, administrators, successors and assigns of any and all of the parties hereto.

ARTICLE 26

TIME

26.1 Time is of the essence of this Lease.

ARTICLE 27

PARAGRAPH HEADINGS

27.1 The paragraph headings of this Lease are inserted merely for purposes of convenience and shall not be utilized for any other purpose, including but not limited to construction of the terms and provisions of this Lease.

ARTICLE 28

CONDEMNATION

28.1 In the event the premises or any part thereof are condemned by the exercise of the right of eminent domain by any duly constituted authority, Lessor may, at Lessor’s option, terminate this Lease by sending Lessee written notice of termination within sixty (60) days of such condemnation, and Lessee shall thereafter be relieved of all further obligation to pay Lessor further rentals on and after the effective date of such termination; in the event of such termination, Lessee’s leasehold interest shall be terminated effective as of the effective date of such notice of termination.

ARTICLE 29

PARKING FACILITIES

29.1 Lessee’s patrons shall have the privilege, in common with patrons of other tenants of Lessor, to make use of the automobile parking area to be provided on the Lessor’s property, it being understood that regulation and maintenance of this parking area will be

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under the sole control of Lessor, and no specific portions thereof shall be allocated to patrons of the within Lessee. The Lessor reserves the right to assign some specific parking spaces to some specific Lessees. Lessor has reserved fifteen (15) spaces for short term parking.

ARTICLE 30

RULES AND REGULATIONS

30.1 The rules and regulations contained in this Lease by way of exhibit or otherwise, as well as such reasonable additional or revised rules and regulations as may be hereafter adopted by Lessor for the safety, care and cleanliness of the Premises, and the preservation of good order thereon, are hereby expressly made a part hereof, and Lessee agrees to comply with all of the same. The present rules and regulations are attached hereto as EXHIBIT “29.1.”

ARTICLE 31

ENTIRE AGREEMENT

31.1 This writing states the entire agreement of the parties and may not be amended or modified except by a writing signed by the party to be charged.

ARTICLE 32

SUBORDINATION

32.1 Lessor reserves the right to place liens and encumbrances on the demised premise superior in lien and effect to this Lease. This Lease is subject and subordinate to any liens and encumbrances now or hereafter imposed by Lessor upon the demised premises or the building of which the demised premises forms a part and Lessee agrees to execute and deliver upon demand such instruments subordinating this Lease to any such lien or encumbrance as shall be requested by Lessor.

32.2 With respect to future encumbrances, the provisions of Paragraph 31.1 above shall only be applicable to the Lessee if Lessor first obtains from the lender a written agreement, which provides substantially the following:

“As long as Lessee performs its obligations under this Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the encumbrance, and no steps or procedures taken under the encumbrance, shall affect Lessee’s rights under this Lease.”

ARTICLE 33

ESTOPPEL CERTIFICATE

33.1 At any time and from time to time, Lessee agrees upon request in writing from Lessor to execute, acknowledge and deliver to Lessor a certificate in recordable form, stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified and stating the modifications. The certificate shall also state the amount and the dates to which rent and other charges

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have been paid. It is understood and agreed that any such certificate may be relied upon by any prospective purchaser or the mortgagee, beneficiary or grantees of any security interest, or any assignees of any thereof, under any mortgage or deed of trust now or hereafter made.

ARTICLE 34

FORCE MAJEURE

34.1 Lessor shall not be responsible nor in breach of this Lease Agreement, in the event of building damage, destruction damage or injury to Lessee or its Property if such damage or injury is occasioned by acts of God, strikes, lockouts, government regulations and restrictions on the building, or other cause beyond the control of Lessor and not occasioned by any default or negligence on his part.

ARTICLE 35

GARBAGE AND REFUSE

35.1 Lessee shall at any and all times prevent any garbage, waste, or any other materials to be disposed of from being left, stored, or placed inside or outside the demised premises. In the event Lessee shall fail in any respect to comply with the foregoing, Lessor, at its option, may take such steps as appear to it to be necessary in regard thereto and, in such event, the cost thereof shall be paid by Lessee to Lessor with the next installment of rent falling due hereunder, and Lessor shall have all remedies to collect the same as rent as provided in this Lease or at law.

ARTICLE 36

WAIVER OF SUBROGATION

36.1 Lessor and Lessee hereby waive any rights each may have against the other on account of any loss or damage occasioned to the Lessor or the Lessee, as the case may be, their respective property, the demised premises, or its contents, or to other portions of the development, arising from any risk generally covered by fire and extended coverage insurance; and the parties each, on behalf of their respective insurance companies, insuring the property of either the Lessor or the Lessee against any such loss, waive any right of subrogation that it may have against the Lessor or the Lessee, as the case may be.

ARTICLE 37

ATTORNMENT

37.1 Lessee shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage or trust deed made by Lessor covering the demised premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease.

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ARTICLE 38

QUIET ENJOYMENT

38.1 Lessee, upon paying the minimum rent and all additional rent and any other charges provided for herein and observing and performing all of the provisions of this Lease to be observed and performed by Lessee, shall quietly have and enjoy the demised premises during the term, without hindrance or molestation by anyone lawfully claiming under Lessor subject to all of the provisions of this Lease.

ARTICLE 39

EXECUTION IN COUNTERPARTS

39.1 This Lease or a short form of this Lease or both may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

ARTICLE 40

LEASE SUBJECT TO MASTER LEASE

40.1 Lessor is the owner of a leasehold estate under that certain Business Lease No. PSL- 247, Contract No. J53C1420-3571, by and between Estate of JEANE MARIE CHORMICLE BALZANO, referred to as “Master Lessor,” and TAHQUITZ PROPERTIES, a partnership, and approved by the Area Director, Bureau of Indian Affairs, Department of Interior, on June 12,1978. Said Lease was recorded October 20,1978, as Document No. 221320, and covers that certain real property described as Block 117, Section 14,T4S, R4E, SBB&M, and was subsequently assigned to Lessor herein. This Lease and the interest of the parties hereto and any successor in interest of the Lessee herein, are subject to all of the covenants, conditions and restrictions set forth in the Master Lease and amendments thereto, and to the rights and interest of the Master Lessor, and any consents required to be given hereunder. Reference is made to the Master Lease for particulars, and the same is incorporated as a part of this Lease as if set forth at length herein. In the event of conflict the terms and conditions of the Master Lease shall prevail.

ARTICLE 41

LESSOR’S DEFAULT/LIABILITY

41.1 Lessor shall not be in default unless Lessor fails to perform its obligations required of lessor within a reasonable time, but in no event later than thirty (30) days after written notice from lessee to Lessor specifying wherein Lessor has failed to perform such obligation, provided however, that if the nature of Lessor’s obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within said thirty (30) day period and thereafter diligently pursues the same to completion.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

14

Initial Here

LESSOR:		LESSEE:

AGUA CALIENTE DEVELOPMENT AUTHORITY		CANYON NATIONAL BANK

BY:	/s/ Fred R. Razzar	By:	/s/ Stephen Hoffmann
	Fred R. Razzar, Executive Director	Its:	President & CEO

By:
Its:

EXHIBIT “29.1”

EXHIBIT “29.1”

RULES AND REGULATIONS

ATTACHED TO AND MADE A PART OF THIS LEASE

SIGNS. No sign, placard, picture, advertisement, name of notice shall be inscribed, displayed, printed or affixed on or to any part of the outside or inside of the buildings without the written consent of Lessor and Lessor shall have the right to remove any such objectionable sign, placard, picture, advertisement, name or notice, without notice to and at the expense of Lessee.

DIRECTORY. A directory of the building will be provided exclusively for the display of the name and location of Lessees.

WIRING. When wiring of any kind is introduced it must be connected as directed by Lessor and no boring or cutting for wires will be allowed except with the consent of Lessor.

NON-RESPONSIBILITY. Lessor is not responsible to any tenant for the non-observance or violation of the rules and regulations by any other tenant.

EXHIBIT “29.1”